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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 5, 1997, incorporated by reference in the Joint Proxy Statement/Prospectus of Durco International Inc. and BW/IP, Inc. that is made part of the Registration Statement on Form S-4 for the registration of securities of Durco International Inc.

ERNST & YOUNG LLP

Dayton, Ohio
June 17, 1997